NO. 333 - 122182

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 14, 2005
                      -----------------------------------
                      -----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------
                        Post-Effective Amendment No. 1 to
                                    FORM S-11
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                             ----------------------
                         PERMANENT FINANCING (NO. 7) PLC

            (Exact name of Registrant 1 as specified in its charter)
        BLACKWELL HOUSE, GUILDHALL YARD, LONDON EC2V 5AE, UNITED KINGDOM,
                              (+44) 020 7556 0970
  (Address and telephone number of Registrant 1's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 894-8600

      (Name, address and phone number of Registrant 1's agent for service)

                        PERMANENT FUNDING (NO. 1) LIMITED

            (Exact name of Registrant 2 as specified in its charter)
        BLACKWELL HOUSE, GUILDHALL YARD, LONDON EC2V 5AE, UNITED KINGDOM,
                              (+44) 020 7556 0970
  (Address and telephone number of Registrant 2's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 894-8600

      (Name, address and phone number of Registrant 2's agent for service)

                       PERMANENT MORTGAGES TRUSTEE LIMITED

            (Exact name of Registrant 3 as specified in its charter)
          47 ESPLANADE, ST. HELIER, JERSEY JE1 0BD, (+44) 01534 510 924 (Address and telephone number of Registrant 3's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 894-8600

      (Name, address and phone number of Registrant 3's agent for service)
                             ----------------------

                                   Copies to:

David Balai                      Christopher Bernard, Esq.         Robert Torch, Esq.
HBOS Treasury Services plc       Allen & Overy LLP                 Sidley Austin Brown & Wood
33 Old Broad Street              One New Change                    Woolgate   Exchange, 25 Basinghall Street
London EC2N 1HZ, United Kingdom  London EC4M 9QQ, United Kingdom   London EC2V 5HA, United Kingdom

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
      If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. |_|

                      -----------------------------------
                      -----------------------------------

This amendment is being filed for the purpose of amending certain exhibits.

      Explanatory Note: The Post-Effective Amendment No. 1 to the Registration Statement is being filed solely to amend certain exhibits previously filed with the Registration Statement. Exhibit 1.1 (Underwriting Agreement), Exhibit 4.1 (Amended and Restated Intercompany Loan Terms and Conditions and Loan Confirmation Seventh Issuer Intercompany Loan Agreement), Exhibit 4.2 (Amended and Restated Mortgages Trust Deed), Exhibit 4.3 (Amended and Restated Mortgage Sale Agreement), Exhibit 4.4 (Seventh Issuer Deed of Charge), Exhibit 4.5 (Funding 1 Deed of Charge, First Supplemental Funding 1 Deed of Charge, Second Supplemental Funding 1 Deed of Charge and Sixth Deed of Accession to the Funding 1 Deed of Charge), Exhibit 4.6 (Seventh Issuer Trust Deed), Exhibit 4.7 (Seventh Issuer Paying Agent and Agent Bank Agreement), Exhibit 4.9 (Seventh Issuer Cash Management Agreement), Exhibit 4.10 (Amended and Restated Servicing Agreement),
Exhibit 4.11 (Seventh Issuer Post-Enforcement Call Option Agreement), Exhibit
4.12 (Seventh Issuer Bank Account Agreement), Exhibit 10.1 (Amended and Restated Funding 1 Liquidity Facility Agreement), Exhibit 10.2.1 (Series 1 Class A Dollar Currency Swap Agreement), Exhibit 10.2.2 (Series 1 Class B Dollar Currency Swap Agreement), Exhibit 10.2.3 (Series 1 Class C Dollar Currency Swap Agreement),
Exhibit 10.2.4 (Series 2 Class A Dollar Currency Swap Agreement), Exhibit 10.2.5 (Series 2 Class B Dollar Currency Swap Agreement), Exhibit 10.2.6 (Series 2 Class C Dollar Currency Swap Agreement), Exhibit 10.3 (Amended and Restated Funding 1 Swap Agreement), Exhibit 10.4 (Seventh Start-up Loan Agreement),
Exhibit 10.5.1 (Amended and Restated Master Definitions and Construction Schedule), Exhibit 10.5.2 (Seventh Issuer Master Definitions and Construction Schedule) and Exhibit 10.6.1 (Seventh Issuer Corporate Services Agreement) are being filed to reflect amendments to these exhibits as previously filed.

ITEM 36.    FINANCIAL STATEMENTS AND EXHIBITS

(A)   FINANCIAL STATEMENTS:

      Financial statements for each of Permanent Financing (No. 7) PLC and Permanent Funding (No. 1) Limited are filed as part of this registration statement. There are no additional schedules to the financial statements.

(B)   EXHIBITS:


                                                                                                     SEQUENTIAL
EXHIBIT NO.       DESCRIPTION OF EXHIBIT                                                            PAGE NUMBER
----------------  -----------------------------------------------------------------------------  ---------------
1.1               Underwriting Agreement
3.1.1             Memorandum and Articles of Association of Permanent Financing (No. 7) PLC(3)
3.1.2             Memorandum and Articles of Association of Permanent Funding (No. 1)
                  Limited(1)
3.1.3             Memorandum and Articles of Association of Permanent Mortgages Trustee
                  Limited(1)
4.1               Amended and Restated Intercompany Loan Terms and Conditions and Loan
                  Confirmation Seventh Issuer Intercompany Loan Agreement
4.2               Amended and Restated Mortgages Trust Deed
4.3               Amended and Restated Mortgage Sale Agreement
4.4               Seventh Issuer Deed of Charge
4.5               Funding 1 Deed of Charge(1), First Supplemental Funding 1 Deed of Charge,
                  Second Supplemental Funding 1 Deed of Charge(2) and Sixth Deed of Accession
                  to Funding 1 Deed of Charge
4.6               Seventh Issuer Trust Deed
4.7               Seventh Issuer Paying Agent and Agent Bank Agreement
4.8               Form of Amended and Restated Cash Management Agreement(2)
4.9               Seventh Issuer Cash Management Agreement
4.10              Amended and Restated Servicing Agreement
4.11              Seventh Issuer Post-Enforcement Call Option Agreement
4.12              Seventh Issuer Bank Account Agreement
5.1               Opinion of Allen & Overy LLP as to validity(3)
8.1               Opinion of Allen & Overy LLP as to US tax matters(3)
8.2               Opinion of Allen & Overy LLP as to UK tax matters(3)
8.3               Opinion of Mourant du Feu & Jeune as to Jersey tax Matters(3)
10.1              Amended and Restated Funding 1 Liquidity Facility Agreement
10.2.1            Series 1 Class A Dollar Currency Swap Agreement
10.2.2            Series 1 Class B Dollar Currency Swap Agreement
10.2.3            Series 1 Class C Dollar Currency Swap Agreement
10.2.4            Series 2 Class A Dollar Currency Swap Agreement
10.2.5            Series 2 Class B Dollar Currency Swap Agreement
10.2.6            Series 2 Class C Dollar Currency Swap Agreement
10.3              Amended and Restated Funding 1 Swap Agreement
10.4              Seventh Start-up Loan Agreement
10.5.1            Amended and Restated Master Definitions and Construction Schedule
10.5.2            Seventh Issuer Master Definitions and Construction Schedule
10.6.1            Seventh Issuer Corporate Services Agreement
10.6.2            Form of Mortgages Trustee Corporate Services Agreement(1)
10.6.3            Form of Funding 1 Corporate Services Agreement(1)
23.1              Consent of Allen & Overy (included in Exhibits 5.1, 8.1 and 8.2)
23.2              Consent of Mourant du Feu & Jeune (included in Exhibit 8.3)
23.3              Consent of auditors(3)
24.1              Power of Attorney(3)
25.1              Statement of Eligibility of Trustee (Form T-1)(3)

(1) Incorporated by reference from the Form S-11 filed by Permanent Financing (No. 1) PLC (File No. 333-88874) which became effective on June 11, 2002.

(2) Incorporated by reference from the Form S-11 filed by Permanent Financing (No. 4) PLC (File No. 333-111850) which became effective on March 1, 2004.

(3) Previously filed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorised, in the city of London, on April 14, 2005.

PERMANENT FINANCING (NO. 7) PLC

By:  /s/ David Balai
     ---------------------------------------
Name:          SFM Directors Limited by its
               authorized person Jonathan
               Keighley for and on its
               behalf *

Title:         Director

PERMANENT FUNDING (NO. 1) LIMITED

By:  /s/ David Balai
     ---------------------------------------
Name:          SFM Directors Limited by its
               authorized person Jonathan
               Keighley for and on its
               behalf *

Title:         Director

PERMANENT MORTGAGES TRUSTEE LIMITED

By:  /s/ David Balai
     ---------------------------------------
Name:          David Balai

Title:         Director

* By:  David Balai
       Attorney-in-fact

       Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated below.

PERMANENT FINANCING (NO. 7) PLC

SIGNATURE                                          TITLE                   DATE
-----------------------------------------------    --------------------    ------------
By:  /s/ David Balai                                                       04/14/05
     ------------------------------------------
Name:  SFM Directors Limited by its authorized     Director
       person Jonathan Keighley for and on its
       behalf *



By:  /s/ David Balai                                                       04/14/05
     ------------------------------------------
Name:  SFM Directors (No. 2) Limited by its        Director
       authorized person James Macdonald for
       and on its behalf *

By:  /s/ David Balai

     ------------------------------------------                            04/14/05
Name:  David Balai                                 Director

PERMANENT FUNDING (NO. 1) LIMITED

SIGNATURE                                          TITLE                   DATE
-----------------------------------------------    --------------------    ------------
By:  /s/ David Balai                                                       04/14/05
     ------------------------------------------
Name:  SFM Directors Limited by its authorized     Director
       personJonathan Keighley for and on its
        behalf *

By:  /s/ David Balai                                                       04/14/05
     ------------------------------------------
Name:  SFM Directors (No. 2) Limited by its        Director
       authorized person James Macdonald for
       and on its behalf *


By:  /s/ David Balai                                                       04/14/05
     ------------------------------------------
Name:  David Balai                                 Director

* By:  David Balai
       Attorney-in-fact


                       PERMANENT MORTGAGES TRUSTEE LIMITED

SIGNATURE                                          TITLE                   DATE
-----------------------------------------------    --------------------    ------------
By:  /s/ David Balai                                                       04/14/05
     ------------------------------------------
Name:  Michael George Best *                       Director



By:  /s/ David Balai                                                       04/14/05
     ------------------------------------------
Name:  Peter John Richardson *                     Director


By:  /s/ David Balai                                                       04/14/05
     ------------------------------------------
Name:  David Balai                                 Director

* By:  David Balai
       Attorney-in-fact


                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                         PERMANENT FINANCING (NO. 7) PLC

      Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Financing (No.
7) PLC, has signed this registration statement or amendment thereto in New York, New York on April 14, 2005.

By:     /s/ Donald J. Puglisi
        ----------------------------------------------------------------

Name:   Donald J. Puglisi
        ----------------------------------------------------------------

Office: Authorized Representative in the United States
        ---------------------------------------------------------------



                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                        PERMANENT FUNDING (NO. 1) LIMITED

      Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Funding (No. 1) Limited, has signed this registration statement or amendment thereto in New York, New York on April 14, 2005.

By:     /s/ Donald J. Puglisi
        ----------------------------------------------------------------

Name:   Donald J. Puglisi
        ----------------------------------------------------------------

Office: Authorized Representative in the United States
        ----------------------------------------------------------------



                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                       PERMANENT MORTGAGES TRUSTEE LIMITED

      Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Mortgages Trustee Limited, has signed this registration statement or amendment thereto in New York, New York on April 14, 2005.

By:     /s/ Donald J. Puglisi
        ----------------------------------------------------------------

Name:   Donald J. Puglisi
        ----------------------------------------------------------------

Office: Authorized Representative in the United States
        ----------------------------------------------------------------